Exhibit 99.906CERT
Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act
I, Clifford D. Corso, President of Rivus Bond Fund (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 12/1/11	/s/ Clifford D. Corso
Clifford D. Corso, President
(principal executive officer)
I, Joseph L. Sevely, Treasurer of Rivus Bond Fund (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 12/1/11	/s/ Joseph L. Sevely
Joseph L. Sevely, Treasurer
(principal financial officer)